                                                       Semi-Annual Report
[GRAPHIC]                                                June 30, 2000
                                                          (unaudited)

================================================================================
                              Pilgrim Mutual Funds
================================================================================

                    PILGRIM
                    GLOBAL CORPORATE
                    LEADERS FUND, INC.
                    ------------------------------------------------------------
                    Investment Objective: Long-term Growth of Capital and Income

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Global Corporate Leaders Fund, Inc. (formerly Lexington Global Corporate Leaders Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
   The Pilgrim Global Corporate Leaders Fund, Inc. (formerly Lexington Global Corporate Leaders Fund, Inc.) declined 4.3%* during the second quarter and has declined 4.9%* during the six month period ending June 30, 2000. The average return for the global fund category for the latest three month and six month period was negative 4.7% and 1.2%, respectively, according to Lipper, Inc. The unmanaged Morgan Stanley Capital International World Index declined 3.5%** during the second quarter and posted a 2.6%** deficit for the first half year.

   Although the year 2000 got off to a strong start, the environment for equities continued to deteriorate, interest rates in both the United States and Europe continued to move higher. Rising commodity prices, particularly oil, have raised the fear of inflation and pressured margins on many businesses. Inevitably, stocks suffered a sharp correction beginning in March. Telecom stocks, along with technology and media companies suffered the sharpest declines given their stellar performance in 1999. Some of the worst performing markets during the first half were Ireland -18.5%, New Zealand - 18.3%, and Singapore -23.1%. Many emerging markets experienced even greater declines. Given the sharp correction, the outlook for equities has improved. Economic activity appears to be slowing in Europe and most importantly, the United States. As a result, the pressure on central banks to continue to raise interest rates has at least been partially alleviated. However, with lower economic growth, investors face an increasing risk of profit shortfalls. Stock selection will be the key deterrent to performance. There are several opportunities available to investors. Financial stocks should benefit from an easing of interest rate pressures. Equally, Hong Kong, which is highly interest rate sensitive, looks appealing, especially with the added benefit of an improving Chinese economic outlook and expected entry into the World Traded Organization. Mexico should continue to benefit from a clean and free presidential election, strong oil prices, and high exposure to the U.S. economy. Finally, the Japanese economy has shown some signs of life although admittedly muted. Restructuring continues in both Europe and Japan and those companies committed to improving shareholder returns are likely to perform well.

   The Pilgrim Global Corporate Leaders Fund remains well-diversified in large world class global companies. The managers will continue to deploy a long-term investment approach focusing on holding quality companies. Turnover should remain relatively low keeping down trading costs as well as capital gains taxes. Cash levels currently stand at 5% and it is the intention of the managers to maintain only modest cash holdings over the long-term.

   As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

   On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ Richard T. Saler           /s/ Alan H. Wapnick
Richard T. Saler               Alan H. Wapnick
Portfolio Manager              Portfolio Manager
August, 2000                   August, 2000


* 20.66%, 16.34%, and 10.89% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive or future results. Global investing has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.

** All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with all dividends reinvested.

Pilgrim Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

 Number of                                                              Value
  Shares                           Security                            (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 91.8%
           Australia: 2.1%
   27,800  The News Corporation, Ltd...............................   $  383,909
                                                                      ----------
           Canada: 1.4%
    4,200  Four Seasons Hotels, Inc................................      262,771
                                                                      ----------
           France: 7.2%
    2,630  Axa.....................................................      415,980
    1,020  Cap Gemini SA...........................................      180,397
    4,700  Schlumberger, Ltd. .....................................      350,737
    4,500  Vivendi.................................................      398,797
                                                                      ----------
                                                                       1,345,911
                                                                      ----------
           Germany: 4.1%
    2,211  DaimlerChrysler AG......................................      116,781
    4,804  Deutsche Bank AG........................................      396,496
    6,500  Volkswagen AG...........................................      248,610
                                                                      ----------
                                                                         761,887
                                                                      ----------
           Japan: 16.3%
    9,000  Canon, Inc. ............................................      449,143
    6,000  Ito-Yokado Company, Ltd.................................      361,810
   18,000  NEC Corporation.........................................      566,533
  129,000  Nippon Steel Corporation................................      271,896
       37  Nippon Telegraph & Telephone Corporation................      493,093
    5,100  Sony Corporation........................................      477,214
    3,000  Tokyo Electron, Ltd.....................................      411,714
                                                                      ----------
                                                                       3,031,403
                                                                      ----------
           Netherlands: 5.4%
    4,000  Aegon NV................................................      142,906
   12,500  Koninklijke Ahold NV....................................      369,416
    5,400  Royal Dutch Petroleum Company...........................      336,982
    3,750  Unilever NV - NY Shares.................................      161,250
                                                                      ----------
                                                                       1,010,554
                                                                      ----------
           Sweden: 2.1%
   20,000  Telefonaktiebolaget LM Ericsson AB "Class B"............      397,915
                                                                      ----------
           Switzerland: 7.4%
      174  Nestle AG...............................................      349,377
      264  Novartis AG.............................................      419,526
       29  Roche Holding AG........................................      283,211
    2,220  UBS AG..................................................      326,297
                                                                      ----------
                                                                       1,378,411
                                                                      ----------
           United Kingdom: 7.9%
   41,000  BP Amoco plc............................................      393,523
   22,700  British Telecommunications plc..........................      293,482
   31,300  Diageo plc..............................................      280,993
   19,800  Rio Tinto plc...........................................      323,732
   44,500  Vodafone AirTouch plc...................................      179,874
                                                                      ----------
                                                                       1,471,604
                                                                      ----------

 Number of                                                     Value
  Shares                      Security                       (Note 1)
-------------------------------------------------------------------------------
           United States: 37.9%
  13,800   Alcoa, Inc. ..................................   $   400,200
   8,400   American Express Company......................       437,850
   5,300   American Home Products Corporation............       311,375
   3,625   American International Group, Inc. ...........       425,938
   9,800   Cisco Systems, Inc./1/........................       622,606
   7,700   Citigroup, Inc................................       463,925
   4,100   Exxon Mobil Corporation.......................       321,850
   8,400   General Electric Company......................       445,200
   4,600   Intel Corporation.............................       614,819
   5,300   Lucent Technologies, Inc. ....................       314,025
   4,000   Microsoft Corporation/1/......................       319,875
   7,800   Morgan Stanley Dean Witter and Company........       649,350
   3,700   Procter & Gamble Company......................       211,825
   5,100   The Coca-Cola Company.........................       292,931
   9,200   The Interpublic Group of Companies, Inc.......       395,600
  10,700   The Walt Disney Company.......................       415,294
   7,400   Wal-Mart Stores, Inc..........................       426,425
                                                            -----------
                                                              7,069,088
                                                            -----------
           TOTAL COMMON STOCKS
           (cost $11,700,417)............................    17,113,453
                                                            -----------
           PREFERRED STOCK: 1.5%
           Germany: 1.5%
   1,500   SAP AG (Sysyeme, Anwendungen, Produkte in der
            Datenverarbeitung)
            (cost $197,506)..............................       277,512
                                                            -----------
           TOTAL INVESTMENTS: 93.3%
           (cost $11,897,923+) (Note 1)..................    17,390,965
           Other assets in excess of
            liabilities: 6.7%............................     1,257,613
                                                            -----------
           TOTAL NET ASSETS: 100.0%
           (equivalent to $11.69 per share on 1,594,931
           shares outstanding)...........................   $18,648,578
                                                            ===========

--------
/1/Non-income producing security.
+Aggregate cost for Federal income tax purposes is $11,900,095.

Pilgrim Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

At June 30, 2000, the composition of the Fund's net assets by industry concentration was as follows:

Banking.....................   3.9%
Capital Equipment...........   5.3
Consumer Durable Goods......   4.5
Consumer Non-durable Goods..   8.9
Electrical & Electronics....  10.7
Energy Sources..............   7.5
Financial Services..........  13.7

Health & Personal
 Care...............    5.4%
Materials...........    5.3
Merchandising.......    4.3
Services............   14.8
Telecommunications..    9.0
Other assets........    6.7
                      -----
 Total Net Assets.....100.0%
                      =====


   The Notes to Financial Statements are an integral part of this statement.

Pilgrim Global Corporate Leaders Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $11,897,923) (Note 1)................  $17,390,965
Cash.............................................................    1,043,550
Receivable for shares sold.......................................      310,053
Dividends and interest receivable................................       26,683
                                                                   -----------
   Total Assets..................................................   18,771,251
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................       15,033
Payable for shares redeemed......................................       42,980
Accrued expenses.................................................       64,660
                                                                   -----------
   Total Liabilities.............................................      122,673
                                                                   -----------
Net Assets (equivalent to $11.69 per share on 1,594,931 shares outstanding) (Note 3)...........................................  $18,648,578
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share.......................................................  $     1,595
Additional paid-in-capital.......................................   11,958,918
Accumulated net investment loss..................................      (80,335)
Accumulated net realized gain on investments and foreign currency
 transactions....................................................    1,274,999
Unrealized appreciation of investments and foreign currency
 translations of other assets and liabilities....................    5,493,401
                                                                   -----------
   Total Net Assets..............................................  $18,648,578
                                                                   ===========

Pilgrim Global Corporate Leaders Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends..........................................  $   109,810
 Interest...........................................       21,253
                                                      -----------
                                                          131,063
 Less: foreign tax expense..........................       10,475
                                                      -----------
 Total investment income............................               $   120,588
Expenses
 Investment advisory fee (Note 2)...................       92,006
 Directors' fees and expenses.......................       32,793
 Professional fees..................................       20,193
 Transfer agent and shareholder servicing expenses
  (Note 2)..........................................       18,262
 Registration fees..................................       10,846
 Printing and mailing expenses......................        7,904
 Accounting expenses (Note 2).......................        5,853
 Computer processing fees...........................        4,576
 Custodian expenses.................................        2,983
 Other expenses.....................................        5,238
                                                      -----------
 Total expenses.....................................                   200,654
                                                                   -----------
 Net investment loss................................                   (80,066)
Realized and Unrealized Gain (Loss) on Investments
 (Note 4)
Net realized gain (loss) on:
 Investments........................................    1,277,829
 Foreign currency transactions......................         (658)
                                                      -----------
  Net realized gain.................................                 1,277,171
Net change in unrealized appreciation (depreciation)
 of:
 Investments........................................   (2,158,862)
 Foreign currency translation of other assets and
  liabilities.......................................          945
                                                      -----------
  Net change in unrealized appreciation.............                (2,157,917)
                                                                   -----------
Net realized and unrealized loss....................                  (880,746)
                                                                   -----------
Decrease in Net Assets Resulting from Operations....               $  (960,812)
                                                                   ===========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Global Corporate Leaders Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 2000      Year ended
                                                (unaudited)    December 31, 1999
                                              ---------------- -----------------
Operations:
Net investment loss.........................    $   (80,066)      $  (115,216)
Net realized gain from investments and
 foreign currency transactions..............      1,277,171           986,327
Net change in unrealized appreciation of
 investments and foreign currency
 translation................................     (2,157,917)        5,088,015
                                                -----------       -----------
  Net increase (decrease) in net assets
   resulting from operations................       (960,812)        5,959,126
                                                -----------       -----------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income..........................         --            (1,147,467)
Distributions to shareholders from net
 realized gains from security transactions..         --              (123,607)
                                                -----------       -----------
  Decrease in net assets from
   distributions............................         --            (1,271,074)
                                                -----------       -----------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares................      2,197,235         2,893,261
Reinvested dividends........................         --               917,731
Cost of shares redeemed.....................     (2,205,078)       (6,684,363)
                                                -----------       -----------
  Net decrease in net assets from capital
   share transactions.......................         (7,843)       (2,873,371)
                                                -----------       -----------
Net increase (decrease) in net assets.......       (968,655)        1,814,681
Net Assets:
 Beginning of period........................     19,617,233        17,802,552
                                                -----------       -----------
 End of period (including accumulated net
  investment loss of $80,335 and $269 in
  2000 and 1999, respectively)..............    $18,648,578       $19,617,233
                                                ===========       ===========

  The Notes to Financial Statements are an integral part of these statements.

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies
Pilgrim Global Corporate Leaders Fund, Inc. (formerly Lexington Global Corporate Leaders Fund, Inc.), (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 2000.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted

Pilgrim Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


1.Significant Accounting Policies (continued) accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 2000, the adviser has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $11,732 which were incurred by the Fund, but paid by LMC.

3.Capital Stock
Transactions in capital stock were as follows:

                                    Six months ended
                                     June 30, 2000            Year ended
                                      (unaudited)         December 31, 1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
                                   ------     ------      ------     ------
Shares sold.....................   188,785  $ 2,197,235   284,800  $ 2,893,261
Shares issued on reinvestment of
 dividends......................     --         --         78,562      917,731
                                  --------  -----------  --------  -----------
                                   188,785    2,197,235   363,362    3,810,992
Shares redeemed.................  (189,519)  (2,205,078) (648,697)  (6,684,363)
                                  --------  -----------  --------  -----------
Net decrease....................      (734) $    (7,843) (285,335) $(2,873,371)
                                  ========  ===========  ========  ===========

4.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $539,129 and $2,143,885, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,976,591 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $485,721.

Pilgrim Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


5.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6.Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Global Corporate Leaders Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                            Six months ended     Year ended December 31,
                             June 30, 2000   ----------------------------------
                              (unaudited)     1999     1998     1997     1996
                            ---------------- -------  -------  -------  -------
Net asset value, beginning
 of period................       $12.29       $ 9.46   $10.59   $11.28   $11.32
                                 ------       ------   ------   ------   ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)..................        (0.05)       (0.02)    0.99     0.03     0.01
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies......        (0.55)        3.67     1.02     0.73     1.84
                                -------       ------   ------   ------   ------
Total income (loss) from
 investment operations....        (0.60)        3.65     2.01     0.76     1.85
                                -------       ------   ------   ------   ------
Less distributions:
 Dividends from net
  investment income.......         --          (0.74)   (0.80)   (0.09)   (0.16)
 Distributions from net
  realized gains..........         --          (0.08)   (2.34)   (1.36)   (1.73)
                                 ------      -------  -------  -------  -------
Total distributions.......         --          (0.82)   (3.14)   (1.45)   (1.89)
                                 ------      -------  -------  -------  -------
Net asset value, end of
 period...................       $11.69       $12.29   $ 9.46   $10.59   $11.28
                                 ======       ======   ======   ======   ======
Total return..............      (9.82)%*      39.06%   19.06%    6.90%   16.43%
Ratio to average net
 assets:
 Expenses.................        2.18%*       1.96%    2.12%    1.75%    1.90%
 Net investment income
  (loss)..................      (0.87)%*     (0.65)%  (0.06)%    0.23%   11.00%
Portfolio turnover rate...        6.11%*      12.76%  137.33%  117.48%  128.05%
Net assets, end of period
 (000's omitted)..........      $18,649      $19,617  $17,803  $35,085  $37,223

--------
*Annualized.

PILGRIM GLOBAL CORPORATE LEADERS FUND, INC.

Investment Adviser                      All Shareholder requests for services
Pilgrim Investments, Inc.               of any kind should be sent to:
40 North Central Avenue
Suite 1200
Phoenix, Arizona, 85004-4408            Transfer Agent
                                        Lexington Funds
Distributor                             c/o DST Systems, Inc.
Pilgrim Securities, Inc.                P.O. Box 219368
40 North Central Avenue                 Kansas City, Missouri 64121-6368
Suite 1200
Phoenix, Arizona 85004-4408
                                        Or call toll free Service and Sales:
www.lexingtonfunds.com                  1-800-526-0056



This report has been prepared for the information of the Shareholders of Pilgrim Global Corporate Leaders Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX270-SAR6/00